Exhibit 23(a)(ii)

                                 AMENDMENT NO. 1

                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                  THE BSG FUNDS

1. Pursuant to Sections 4.2 and 7.3 of the Amended and Restated Agreement and Declaration of Trust of The BSG Funds and effective upon execution of this document, the undersigned, being a majority of the trustees of The BSG Funds, hereby change the name of the "First American Bancshares Fund" series to "The Banc Stock Group Fund."

2. This document shall have the status of an Amendment to said Amended and Restated Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                /s/ MICHAEL E. GUIRLINGER
                                --------------------------------------
                                Michael E. Guirlinger

                                /s/ LISA R. HUNTER
                                --------------------------------------
                                Lisa R. Hunter

                                /s/ VIRGINIA H. RADER
                                --------------------------------------
                                Virginia H. Rader

                                /s/ GARY A. RADVILLE
                                --------------------------------------
                                Gary A. Radville

                                /s/ ROBERT W. KLOCKARS
                                --------------------------------------
                                Robert W. Klockars

Dated:  May 30, 1997

                                 AMENDMENT NO. 2

                              DECLARATION OF TRUST
                                       OF
                                  THE BSG FUNDS

     1. Pursuant to Section 4.1 of the Agreement and Declaration of Trust of The BSG Funds Trust and effective upon execution of this document, the undersigned, being a majority of the trustees of The BSG Funds Trust, hereby establish a new series of shares of the Trust and designate such series the "Diamond Hill Focus Fund" (the "Series"). The relative rights and preferences of the Series shall be those rights and preferences set forth in Section 4.2 of the Agreement and Declaration of Trust of The BSG Funds Trust.

     2. This document shall have the status of an Amendment to said Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:6/23/00                /s/ LISA R. HUNTER
                            -----------------------------------------
                            Lisa R. Hunter

Date:6/23/00                /s/ VIRGINIA H. RADER
                            -----------------------------------------
                            Virginia H. Rader

Date:6/23/00                /s/ JOHN M. BOBB
                            -----------------------------------------
                            John M. Bobb

Date:
     ---------------        -----------------------------------------
                            Gary A. Radville

                          THE BSG FUNDS AMENDMENT NO. 8

                       AGREEMENT AND DECLARATION OF TRUST

     1. Pursuant to Section 4.1 of the Agreement and Declaration of Trust of The BSG Funds and effective upon execution of this document, the undersigned, being a majority of the trustees of The BSG Funds, hereby establish one new series of shares of the Trust and designate such series the "Diamond Hill Small Cap Fund", (the "Series"). The relative rights and preferences of the series shall be those rights and preferences set forth in Section 4.2 of the Agreement and Declaration of Trust of The BSG Funds.

     2. This document shall have the status of an Amendment to said Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         /s/ LISA R. HUNTER
         --------------------------------------------------
         Lisa R. Hunter


         --------------------------------------------------
         John M. Bobb


         /s/ RODERICK H. DILLON, JR.
         --------------------------------------------------
         Roderick H. Dillon, Jr.


         --------------------------------------------------
         George A. Skestos


         /s/ WILLIAM P. ZOX
         --------------------------------------------------
         William P. Zox


         Dated:  December 26, 2000